Segment reporting	6 Months Ended
Jun. 30, 2025
Segment reporting
Segment reporting

13.Segment reporting

The Company generates its revenue primarily from On-demand delivery solution services and substantially all of the Company’s long-lived assets are located in the PRC. Segment information is presented after elimination of inter-segment transactions and revenues and cost of revenues are directly attributable, or are allocated, to each segment. The accounting policies of the segments are the same as those described in Note 2. The Company’s CODM evaluates performance based on each operating segment’s revenue and cost of revenues and uses these results to evaluate the performance of, and to allocate resources to each of the segments. The Company’s CODM does not review the financial position by operating segment, thus total assets by operating segment is not presented.

	For the six months ended June 30,
	2024	2025	2025
	RMB	RMB	US$
Revenues
On-demand delivery solution services	1,499,091	1,039,194	145,066
Others	120,847	92,201	12,871
Total revenues	1,619,938	1,131,395	157,937
Cost of revenues (Note)
On-demand delivery solution services	(1,480,986)	(1,044,104)	(145,751)
Others	(114,206)	(83,229)	(11,619)
Total cost of revenues	(1,595,192)	(1,127,333)	(157,370)
Gross profit	24,746	4,062	567
Reconciliation of profit or loss
Operating expenses:
General and administrative	(70,868)	(76,324)	(10,654)
Research and development	(4,939)	(3,589)	(501)
Gain on disposal of assets	7,022	5,744	802
Loss from operations	(44,039)	(70,107)	(9,786)
Non-operating (expense)/income:
Interest income	258	395	55
Interest expense	(2,301)	(2,174)	(303)
Other (expense)/income, net	(3,055)	994	139
Loss before income tax	(49,137)	(70,892)	(9,895)

Note: The cost of revenues for the six months ended June 30, 2024 and 2025 mainly include cost of labor.